UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2005

                              Network Engines, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-30863                 04-3064173
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   (State or Other Juris-           (Commission              (IRS Employer
  diction of Incorporation)         File Number)            Identification No.)

                 25 Dan Road                              02021
                 Canton, MA
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   (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code: (781) 332-1000

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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         On January 11, 2005, Network Engines, Inc, ("Network Engines" or "the Company") entered into a Severance Agreement and Release (the "Severance Agreement") with Jeffrey A. Brandes, the Company's Vice President of Corporate Development. The Severance Agreement shall become effective at the end of the seven day period ending January 18, 2005 if Mr. Brandes does not revoke the Severance Agreement during that period. The execution of this Severance Agreement was the result of Mr. Brandes' resignation on December 23, 2004 for "Good Cause" under the Executive Retention Agreement dated November 11, 2002 between Mr. Brandes and the Company.

         Pursuant to the terms of the Severance Agreement, Mr. Brandes will remain at the Company to assist with the management transition through January 14, 2005, at which time his employment with the Company will terminate ("Termination Date"). Mr. Brandes will receive his current base salary and benefits for the period through January 14, 2005. The Severance Agreement provides that Mr. Brandes will receive severance compensation in a lump sum payment no earlier than January 19, 2005 of $100,000. In addition, the Severance Agreement provides that for the six-month period beginning February 1, 2005, the Company will reimburse Mr. Brandes for the costs to continue receiving his medical, dental, and vision benefits.

         Also under the Severance Agreement, effective upon the Termination Date, vesting of Mr. Brandes' previously awarded stock options will be determined as though he had remained employed by the Company until six months after the Termination Date. Further, each outstanding vested stock option held by Mr. Brandes shall remain exercisable for a period of six months after the Termination Date.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NETWORK ENGINES, INC.

Date:  January 14, 2005          By:   /s/ Douglas G. Bryant

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                                        Douglas G. Bryant
                                        Vice President of Finance and
                                        Administration, Chief Financial Officer,
                                        Treasurer and Secretary